UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 8, 2021 (July 7, 2021)
HEALTHCARE TRUST OF AMERICA, INC.
HEALTHCARE TRUST OF AMERICA HOLDINGS, LP
(Exact name of registrant as specified in its charter)

Maryland	(Healthcare Trust of America, Inc.)	001-35568	20-4738467
Delaware	(Healthcare Trust of America Holdings, LP)	333-190916	20-4738347
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

16435 N. Scottsdale Road, Suite 320,	Scottsdale,	Arizona	85254	(480)	998-3478
(Address of Principal Executive Office and Zip Code)				(Registrant’s telephone number, including area code)

www.htareit.com
(Internet address)
N/A
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	HTA	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Healthcare Trust of America, Inc.	☐	Emerging growth company
Healthcare Trust of America Holdings, LP	☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Healthcare Trust of America, Inc.	☐
Healthcare Trust of America Holdings, LP	☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 7, 2021, Healthcare Trust of America, Inc. (the "Company"), held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company's stockholders approved the Healthcare Trust of America, Inc. Amended and Restated 2006 Incentive Plan (the "Plan"), which had previously been adopted by the Company's Board of Directors subject to stockholder approval. A total of 10,000,000 shares of common stock are reserved for grant under the Plan.
The description of the Plan, included as Appendix A to the Company's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 30, 2021, is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
On July 7, 2021, the Company held its Annual Meeting for the purpose of acting on the following four proposals properly brought before the meeting:
(1) the election of seven director nominees listed below, each to hold office until the 2022 Annual Meeting and until his or her successor is duly elected and qualifies;
(2) to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers;
(3) the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021; and
(4) to approve the Company’s Amended and Restated 2006 Incentive Plan.
Election of Directors
At the Annual Meeting, the Company’s stockholders elected all the director nominees identified below to serve until the Annual Meeting in 2022 and until their successors are duly elected and qualified. Set forth below are the final voting tallies from the Annual Meeting relating to such election of director nominees:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes	% of Votes For*
Scott D. Peters	167,365,976	8,793,014	12,519,764	13,171,651	95%
W. Bradley Blair, II	170,779,369	16,757,316	1,142,069	13,171,651	91%
Vicki U. Booth	154,602,023	33,599,389	477,342	13,171,651	82%
H. Lee Cooper	183,394,550	4,135,844	1,148,360	13,171,651	98%
Warren D. Fix	177,450,046	11,120,447	108,261	13,171,651	94%
Peter N. Foss	181,975,304	5,374,681	1,328,769	13,171,651	97%
Jay P. Leupp	183,399,252	4,133,867	1,145,635	13,171,651	98%
* Note that % of “Votes For” excludes abstentions and broker non-votes, consistent with the Company’s charter.
Advisory Vote to Approve the Compensation of our Named Executive Officers
At the Annual Meeting, the Company’s stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. Set forth below are the final voting tallies from the Annual Meeting relating to such advisory vote to approve the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes	% of Votes For*
161,438,514	26,873,717	366,523	13,171,651	86%
* Note that % of “Votes For” excludes abstentions and broker non-votes, consistent with the Company’s charter.
Ratification of Auditors
At the Annual Meeting, the Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021. Set forth below are the final voting tallies from the Annual Meeting relating to such auditor ratification:

Votes For	Votes Against	Abstentions	Broker Non-Votes	% of Votes For*
199,668,900	2,067,575	113,930	—	99%
* Note that % of “Votes For” excludes abstentions and broker non-votes, consistent with the Company’s charter.

Approval of the Amended and Restated 2006 Incentive Plan
At the Annual Meeting, the Company’s stockholders approved the Company’s Amended and Restated 2006 Incentive Plan. Set forth below are the final voting tallies from the Annual Meeting relating to such approval of the Company’s Amended and Restated 2006 Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes	% of Votes For*
174,835,205	13,447,864	395,685	13,171,651	93%
* Note that % of “Votes For” excludes broker non-votes. Abstentions are included as votes against.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

99.1
Healthcare Trust of America, Inc. Amended and Restated 2006 Incentive Plan (included as Appendix A to the Company's Definitive Proxy Statement on Schedule 14A filed on April 30, 2021 and incorporated herein by reference).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Healthcare Trust of America, Inc.
Date: July 8, 2021	By:	/s/ Scott D. Peters
Name: Scott D. Peters
Title: Chief Executive Officer, President and Chairman

Healthcare Trust of America Holdings, LP

	By:	Healthcare Trust of America, Inc.,
its General Partner

Date: July 8, 2021	By:	/s/ Scott D. Peters
Name: Scott D. Peters
Title: Chief Executive Officer, President and Chairman